                                                                      EX. 10.16
                                     CONFIDENTIAL TREATMENT HAS BEEN SOUGHT FOR
                                PORTIONS OF THIS EXHIBIT PURSUANT TO RULE 24B-2
                          UNDER THE SECURITIES EXCHANGE AC TO 1934, AS AMENDED.


                           JOINT DEVELOPMENT AND OPERATING AGREEMENT, made as of January 21, 1998 by and among ELAN CORPORATION, PLC, a public limited company incorporated under the laws of Ireland ("Elan"), ELAN INTERNATIONAL SERVICES, LTD., a Bermuda corporation ("EIS"), ENDOREX CORP., a Delaware corporation ("Endorex"), ORASOMAL TECHNOLOGIES, INC. a Delaware corporation ("Orasomal"), and ENDOREX VACCINE DELIVERY TECHNOLOGIES, INC., a Delaware corporation (the "Company").


                                    RECITALS

A. Orasomal has proprietary know-how and expertise relating, inter alia, to immunology and is knowledgeable in the discovery, research, development, manufacture and marketing of pharmaceutical formulations capable of delivering drugs, including oral or mucosal Vaccine delivery. Orasomal owns or has licensed the Orasomal Technology. Orasomal also owns and uses certain trademarks in connection with the manufacture, marketing and sale of such compounds, including the Orasomal Trademarks.

B. Elan is knowledgeable in the discovery, research, development, manufacture and marketing of pharmaceutical formulations capable of delivering drugs, including oral or mucosal Vaccine delivery. Elan owns or has licensed the Elan Technology. Elan also owns and uses certain trademarks in connection with the manufacture, marketing and sale of such compounds, including the Elan Trademarks.

C. EIS and Endorex have, as of the date hereof, subscribed for the initial share capital of the Company and agreed to co-operate in the management of its business, which will be to research and develop certain Products incorporating the technologies developed and/or to be developed by Elan and Orasomal and to distribute and sell such Products throughout the world.

D. Elan, EIS, Endorex and Orasomal have agreed to enter into this Agreement for the purpose of recording the terms and conditions of the Joint Venture and regulating their relationship with each other and certain aspects of the affairs of and their dealings with the Company.

                                    AGREEMENT

                                    CLAUSE 1

                                   DEFINITIONS

1.1 In this Agreement, the following expressions shall, where not inconsistent with the context, have the following meanings respectively.

         "ACQUIRING PARTY" shall have the meaning assigned to it in Clause 9.5;

         "ADDITIONAL CAPITAL" means, for each of EIS and Endorex, the amount of funds, if any, contributed to the Company subsequent to the first anniversary of the Closing Date;

         "AFFILIATE" and "SUBSIDIARY" mean any corporation or entity, other than the Company, controlling, controlled or under the common control of Elan or Endorex, as the case may be. For the purposes of this definition and Clause 17.3, "Control" shall mean direct or indirect ownership of fifty percent (50%) or more of the stock or shares entitled to vote for the election of directors;

         "AGREED" means agreed by all Parties and confirmed in writing;

         "AGREEMENT" means this agreement (which expression shall be deemed to include the Recitals and the Schedules hereto);

         "BUSINESS" means the business of the Company as described in Clause 2 and as more particularly specified in the Business Plan and such other business as the Parties may agree from time to time in writing should be carried on by the Company;

         "BUSINESS PLAN" means the plans to be prepared and approved by the Directors, including mutual agreement of the Elan Director and the Endorex Director, pursuant to Clause 14, in conjunction with the Research and Development Programs, for the conduct of the Business of the Company for each Financial Year for the duration of this Agreement which shall include, in particular, details of the planned budget for research and development expenses to be incurred in that Financial Year, for which each of the Participants shall be responsible, and how such expenses shall be funded;

         "CLOSING DATE" means January 21, 1998;

         "COMPANY PROGRAM TECHNOLOGY" shall have the meaning assigned to it in Clause 6.4;

         "COMPANY SUBSCRIPTION AGREEMENT" means the Subscription and Stockholders' Agreement of Endorex Vaccine Delivery Technologies, Inc., made by and between EIS, Endorex and the Company as of the date hereof;

         "COST" means, depending upon the context, one of the following:

                       In the case of the [****], Cost shall comprise, [****] excluding [****].

                       In the case of [****], Cost will be calculated, [****], in accordance with [****] and will exclude [****].

                       In the case of [****], Cost will comprise the amount [****], including [****] and [****];

         "DIRECTORS" means, collectively, the Elan Director, the Endorex Director and where applicable, the Independent Director;

         "DISPUTE" means, collectively, a Program Dispute and a Management Dispute, each as defined in Clause 16;

         "EFFECTIVE DATE" means December 31, 1997;

         "ELAN DIRECTOR" means a director of the Company to be appointed by EIS, pursuant to the terms of the Company Subscription Agreement;

         "ELAN LICENSE AGREEMENT" means the license agreement between Elan and the Company dated as of the date hereof;

         "ELAN OPTION" means the right of Elan, as described in the Company Subscription and Stockholders Agreement made by and among EIS, Endorex and the Company, as of the date hereof, whereby Elan may increase its ownership percentage of Company common stock to [****];

         "ELAN PROGRAM TECHNOLOGY" has the meaning assigned to it in Clause 6.3(i);


**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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         "ELAN TECHNOLOGY" has the meaning assigned to it in the Elan License
         Agreement;

         "ENDOREX DIRECTOR" means a director of the Company to be appointed by Endorex, pursuant to the terms of the Company Subscription Agreement

         "ENDOREX OPTION" means the right of Endorex, as described in the Company Subscription and Stockholders Agreement made by and among EIS, Endorex and the Company, as of the date hereof to increase its percentage ownership of Company common stock to [****];

         "EXPERT" shall have the meaning assigned to it in Clause 16.5;

         "FDA" means the United States Food and Drug Administration or any successor agencies, the approval of which is necessary to market a product in the United States of America or any other relevant regulatory authority the approval of which is necessary to market a product in any other country in the Territory;

         "FACTOR" means an interest rate of [****] per annum, from and after the Closing Date;

         "FIELD" shall be defined as the research, development, and commercialization of oral and mucosal delivery technologies for therapeutic and prophylactic Vaccines for humans and animals;

         "FINANCIAL YEAR" means that time period commencing on January 1st and expiring on December 31st of each calendar year;

         "FIRST RIGHT OF NEGOTIATION" shall have the meaning assigned to it in section 9.5;

         "GLP" AND "GMP" means current Good Laboratory Practises and current Good Manufacturing Practises, respectively;

         "INDEPENDENT THIRD PARTY" means any Person other than Elan, EIS, Endorex, Orasomal or the Company and/or any of their respective Affiliates and advisors;

         "INITIAL FUNDING" means the purchase of Common Stock of the Company made as of the date hereof, pursuant to the Company Subscription Agreement;

         "KNOW-HOW" means all trade secrets, confidential scientific, technical and medical information and expertise, technical data and marketing information, studies and data from time to time developed, produced by or on behalf of Elan, Orasomal or the Company, as the case may be, whether before the Effective Date or during the Term including, but not

**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         limited to, unpatented inventions, discoveries, theories, plans, ideas (whether or not reduced to practice) relating to the research and development, manufacture, registration for marketing, use or sale of the Product, toxicological, pharmacological, analytical and clinical data, bioavailability studies, product forms and formulations, control assays and specifications, methods of preparation and stability data;

         "LICENSE AGREEMENTS" means the Elan License Agreement and the Orasomal License Agreement;

         "LISTED COMPANY" means the companies set forth in Schedule 3 and their respective controlled (as such term is used in the definition of Affiliates above) subsidiaries;

         "ORASOMAL LICENSE AGREEMENT" means the license agreement between Orasomal and the Company dated as of the date hereof;

         "ORASOMAL PROGRAM TECHNOLOGY" has the meaning assigned to it in Clause 6.3(ii);

         "ORASOMAL TECHNOLOGY" has the meaning assigned to it in the Orasomal License Agreement;

         "PARTICIPANT" means Endorex or Elan, as the case may be, and "Participants" means each of the Participants together;

         "PARTY" means Elan, EIS, Endorex, Orasomal or the Company, as the case may be, and "PARTIES" means all or some of them together, as applicable;

         "PATENTS" means all and any patents and any applications therefor in the Territory (including any and all divisions, continuations, continuations-in-part, extensions, additions or reissues thereto or thereof);

         "PERSON" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, or other entity of whatever nature;

         "PRODUCT(S)" means [****];

         "PROGRAM KNOW-HOW" means all Know-How produced, created or acquired pursuant to one or more of the Research and Development Programs;


**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         "PROGRAM PATENTS" means the inventions and underlying Patents that constitute the inventions or discoveries that have been or subsequently may be conceived pursuant to one or more of the Research and Development Program, or are acquired or licensed by the Company from an Independent Third Party;

         "PROGRAM TECHNOLOGY" means the Program Patents and/or the Program Know-How;

         "PROVIDING PARTY" shall have the meaning assigned to such term in Clause 4.2;
         "R&D COMMITTEE" means the committee established pursuant to Clause 3.2;

         "RESEARCH AND DEVELOPMENT PROGRAM" means, depending on the context, one or more programs of research and development work being conducted or to be conducted by, inter alia, Orasomal and Elan for and on behalf of the Company which have been devised by the R&D Committee and approved by the Management Committee;

         "SHARES" means the common stock of the Company, par value $.01 per share;

         "TECHNOLOGIES" means collectively, the Orasomal Technology together with the Elan Technology;

         "TERRITORY" means [****];

         "TERM" shall have the meaning assigned to such word in Clause 17.1;

         "THIRD PARTY TECHNOLOGY" shall have the meaning assigned to it in Clause 9.5;

         "UNITED STATES DOLLAR" and "US$" means the lawful currency for the time being of the United States of America; and

         "VACCINES" means a [****] administered to [****] to a specific [****], including a [****] that is either [****];

1.2      Words importing the singular shall include the plural and vice versa.

1.3 Unless the context otherwise requires, reference to a recital, article, paragraph, provision, clause or schedule is to a recital, article, paragraph, provision, clause or schedule of or to

**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

this Agreement.

1.4 Reference to a statute or statutory provision includes a reference to it as from time to time amended, extended or re-enacted.

1.5 The headings in this Agreement are inserted for convenience only and do not affect its construction.

1.7 Unless the context or subject otherwise requires, references to words in one gender include references to the other genders.

1.8 References to "include" or "including" shall be construed as examples only, and in no way be read as limiting.

                                    CLAUSE 2

                         REPRESENTATIONS AND WARRANTIES

2.1 Each of Elan, EIS, Endorex and Orasomal hereby represents and warrants to the other that the Shares acquired or to be acquired by it in the Company will be acquired for its own absolute beneficial ownership and not on behalf of any other Person.

2.2 Each of Elan, EIS, Endorex and Orasomal hereby represents and warrants to the other that:

         (i) it is duly incorporated under the laws of its place of incorporation;

         (ii) it has full authority and capacity to enter into and perform its obligations under this Agreement (having obtained all requisite corporate and governmental approvals);

         (iii) it is not engaged in any litigation or arbitration, or in any dispute or controversy reasonably likely to lead to litigation, arbitration or any other proceeding, which would materially affect the validity of this Agreement, the Party's fulfilment of its respective obligations under this Agreement or the business of the Company as contemplated herein; and

         (iv) this Agreement has been fully authorised, executed and delivered by it and it has full legal right, power and authority to enter into and perform this Agreement, which constitutes a valid and binding agreement between the Parties.

                                    CLAUSE 3

                      DIRECTION OF RESEARCH AND DEVELOPMENT

3.1 The Directors shall appoint a management committee (the "MANAGEMENT COMMITTEE") to perform certain operational functions, such delegation to be consistent with the Directors' right to delegate powers pursuant to the Company's Certificate of Incorporation. The Management Committee shall initially consist of [****] members, [****] of whom shall be nominated by the Elan Director and [****] of whom shall be nominated by the Endorex Director, and each of whom shall be entitled to one vote, whether or not present at any Management Committee meeting during which such operational functions are discussed. Each of the Elan Director and the Endorex Director shall be entitled to remove any of their nominees to the Management Committee and appoint a replacement in place of any nominees so removed. The number of members of the Management Committee may be altered if agreed to by the Directors; provided that at all times during the term of this Agreement, each of the Elan Director and the Endorex Director shall be entitled to appoint an equal number of members to the Management Committee.

3.2 The Management Committee shall appoint a research and development committee (the "R&D COMMITTEE"). The R&D Committee shall initially consist of [****] members, [****], and each of whom shall have one vote, whether or not present at an R&D Committee meeting during which research and development issues are discussed. The nominees of the Elan Director or the nominees of the Endorex Director shall be entitled to remove any of their nominees to the R&D Committee and appoint a replacement in place of any nominees so removed. The number of members of the R&D Committee may be altered if agreed to by the Management Committee; provided, that at all times during the term of this Agreement an equal number of members shall be nominated by the nominees of the Elan Director and by the nominees of the Endorex Director.

3.3 The Management Committee shall be responsible for, inter alia, devising, implementing and reviewing strategy for the Business and, in particular, devising the Company's strategy for research and development in relation to the Field and to monitor and supervise the implementation of the Company's strategy for research and development.

3.4 The Management Committee shall report all significant developments to the Directors on the occurrence thereof and, in addition, shall report at quarterly intervals to the Directors. Any dispute or deadlock among the members of the Management Committee shall be


**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         referred by it to the Directors.

3.5 The R&D Committee shall be responsible for the design of the Research and Development Programs for consideration by the Management Committee and the implementation of the Research and Development Programs as approved by the Management Committee. The R&D Committee shall meet at regular intervals to monitor the progress of the Research and Development Programs and to report on their progress to the Management Committee.

                                    CLAUSE 4

                       CONDUCT OF RESEARCH AND DEVELOPMENT

4.1. During the 12 month period commencing on the January 1, 1998, each of Elan and Endorex shall undertake to perform research and development related to the commercialisation of Products in an amount of approximately $1.5 million each, as stated in the Business Plan, in furtherance of the development and cultivation of the Program Technology. Subsequent to December 31, 1998, Elan and Endorex shall fund research and development work in accordance with their respective ownership interest in the Company. The cost of such development work shall be [****].

4.2. Whenever commercially and technically feasible, the Company shall contract with Elan or Orasomal, as the case may be, to perform research, development and experimentation activities for the purpose of developing the Field and the Products (each, a "PROVIDING PARTY"). In the event that the Company [****], the Company [****]; provided, that the [****] is not a [****].

4.3 Subject to the provisions of Clause 4.1, each of Elan and Orasomal shall, at its respective option, provide such research and development services in the Field as may reasonably be required by the Company. The research and development work conducted by the Providing Party for the Company shall be in accordance with the Research and Development Program devised by the R&D Committee as approved by the Management Committee. The Providing Party shall use its reasonable endeavors to conduct its portion of the Research and Development Program in accordance with the timetable set out in the Research and Development Program. The Providing Party shall, in accordance with the terms and conditions set forth in this Agreement, undertake reasonably diligent efforts, as would be


**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         deemed commensurate with the achievement of its own business aims for a similar product of its own, to conduct its part of the Research and Development Program.

4.4 The Research and Development Program(s) shall be directed by the R&D Committee, subject to the strategic direction of the Management Committee. In conducting the Research and Development Program(s), the Providing Party shall co-operate fully with the R&D Committee, the Management Committee and Orasomal or Elan as the case may be. Each Providing Party shall maintain the facilities used by it for the performance of the Research and Development Program in compliance with the applicable requirements of the FDA and other regulatory authorities, including GMP and GLP standards.

4.5 The Company may evaluate the reports and other data furnished by the Providing Party for the purpose, inter alia, of deciding whether or not to proceed with all or part of the applicable Research and Development Program.

4.6 Elan, Endorex and the Company shall agree on a budget in connection with the activities to be undertaken by Elan and Orasomal during the Research and Development Program, which budget shall form part of the Research and Development Program. In the event that as a result of additional activities to be undertaken by the Providing Party at the request of the Company the budget needs to be revised, Elan, Endorex and the Company will agree on such revision prior to the Providing Party commencing any such additional development activities.

4.7 The Providing Party will keep accurate records consistent with its normal business practices of the efforts expended by it under the Research and Development Program for which it is charging the Company, which will include the time spent by each person working on the Research and Development Program.

4.8 [****], the Providing Party shall permit the Company or its duly authorized representative on reasonable notice and at any reasonable time during normal business hours to have access to inspect and audit the accounts and records of the Providing Party and any other book, record, voucher, receipt or invoice relating to the calculation or the Cost of the Research and Development Program or, where applicable, for the supply of the Products and to the accuracy of the reports which accompanied them. Any such [****] shall be at the [***], except that if any such [****] in the amount of [****] for the [****] in any calendar quarter [****] hereunder, then the [****] shall be [****] instead of [****]. Any [****] properly [****]

**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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         [****] to the [****] shall be [****]. If such [****] properly [****].

4.9 Subject to the provisions of Clause 4.1, [****] carried out [****] at the [****], subject to the proper [****] of [****].

                                    CLAUSE 5

                              REGULATORY APPROVALS

5.1 During the relevant regulatory procedure, the Company shall keep the other Parties promptly and fully advised of the relevant regulatory activities, progress and procedures. The Company shall inform the other Parties of any dealings it shall have with the FDA, and shall furnish the other Parties with copies of all correspondence. The Parties shall collaborate in relation to obtaining the approval of the FDA for final approved labelling.

5.2 Any and all regulatory applications or approvals filed hereunder for the Product [****]; provided, that [****] to enable those Parties [****] under this Agreement, the Orasomal License and the Elan License. The Company shall maintain such regulatory approvals at its own cost.

5.3 The costs and expenses of any filings and proceedings made by the Company to the FDA, including post approval studies required by the FDA in respect of the Product, and to maintain the FDA approval hereunder shall be paid by the Company.

5.4 It is hereby acknowledged that there are inherent uncertainties involved in the registration of pharmaceutical products with the FDA insofar as obtaining approval is concerned and such uncertainties form part of the business risk involved in undertaking the form of commercial collaboration as set forth in this Agreement. Therefore, except for using its reasonable efforts, neither Elan nor Endorex shall have any liability to the Company solely as a result of any failure of the Product to achieve the approval of the FDA, or any other regulatory body in the Territory.

**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    CLAUSE 6

                            PROPERTY OWNERSHIP RIGHTS

6.1 The Company [****], the [****] and the [****]. Elan and Orasomal hereby [****], which they may respectively [****], to the Company. Elan and Orasomal shall each [****] in the aforesaid [****].

6.2 [****] shall own or license the legal and equitable title to the [****]. Such rights of [****] shall be subject to the [****]. [****] shall own or license the legal and equitable title to the [****]. Such rights of [****] shall be subject to the [****].

6.3      All Program Technology developed by or on behalf of the Company shall:

         (i) if based upon, or significantly derived from, [****], constitute [****] (the "[****]"); or

         (ii) if based upon, or significantly derived from, [****] constitute [****] (the "[****]");

         In determining whether Program Technology is based upon or significantly derived from Elan Technology or Orasomal Technology, reference shall be made to the Participant's respective patents, patent applications and other relevant evidence of the Participants' intellectual property such as laboratory notebooks.

6.4 Any technology acquired or licensed by the Company from an Independent Third Party and any Program Technology which does not constitute Elan Program Technology or Orasomal Program Technology shall constitute Company Program Technology (the "COMPANY PROGRAM TECHNOLOGY").

6.5 [****] shall be [****] (the term of which may survive this Agreement), and [****] (the term

**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         of which may survive this Agreement). As a guide only, the parties anticipate that [****] (i.e. [****] including [****]). In connection with such [****], the Company's rights of inspection and audit and other applicable terms shall be negotiated at the time [****], such provisions, where applicable, to be mutatis mutandis with those set out in [****].

6.6. To the extent that the Company Program Technology shall have application outside the Field, the Company shall grant a world-wide license to Elan and/or Orasomal on terms to be negotiated in good faith, including whether such a licence should be exclusive, semi-exclusive or non-exclusive in nature, the extent of the Company Program Technology to be licensed, and the financial terms which shall be generally consistent with prevailing market terms. In the event that the parties cannot agree on such terms, the parties shall submit their dispute to an Expert to determine the terms of such licenses.

                                    CLAUSE 7

                                  PATENT RIGHTS

7.1 The rights and obligations of the Participants and the Company in respect of any Patents claiming the Technologies or the Program Technology are governed by the provisions of the License Agreements.

                                    CLAUSE 8

                                    EQUIPMENT

8.1 Any equipment or other assets purchased by Orasomal and/or Elan which are funded by the Company shall belong to the Company. In the event that such equipment or assets are purchased, the Parties shall conclude the appropriate arrangements as regards marking of goods, insurance and bailment provisions.

                                    CLAUSE 9

                            EXPLOITATION OF PRODUCTS

9.1      The Company will have [****] and in any Products subject to the


**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         other terms of this Agreement. [****]. It may be necessary to file a regulatory application and perform clinical testing in more than one country. The conduct of such clinical trials and the obtaining of regulatory approvals shall be regulated in accordance with arrangements agreed upon by the Management Committee.

9.2 The Management Committee shall review the research and development programs on a regular basis to decide, inter alia, whether one or more of such programs should continue, be terminated, or continue as modified. Any Party may call upon the Management Committee of the Company to review termination of the research and development program for a Product.

9.3. In the event that (i) [****], and (ii) an [****] shall negotiate in good faith whether or not [****] shall be entitled [****], as the case may be, in relation to [****] and such [****], if any, [****], which has been [****], and if so upon what terms. In determining whether [****] shall be [****], the parties shall take into account whether or not the said [****].

9.4 The strategy for the registration and the commercialization of the Products shall be determined by the Management Committee.

9.5 Subject to contractual constraints, in the event that [****], as the case may be, (the "[****]") proposes to [****], or has [****] pursuant to [****], from a [****], and such [****] relating to [****] (a
         "[****]"), the [****]shall, for so long as [****], or may at its election, if the [****], disclose such details as are required to [****]. Subject to contractual constraints, the Company shall [****] (the "[****]") to [****] (as is appropriate) [****]


**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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         [****]from the [****] (or [****]from the [****]). The [****]shall on
         [****]promptly and exclusively [****]for a period of [****]unless the Company gives [****] that it [****] in question. The terms for the [****] shall be upon terms to be [****] in good faith, including terms covering the [****] by the Company for any payments [****]to an [****]in respect of [****]

9.6. In the event that the Company [****] (or subsequently discontinues [****]), the [****] shall thereafter be entitled [****]with [****] and/or to [****].

9.7. In the event that one Participant determines not to fund any amounts required (as approved by the Elan Director and the Endorex Director in the Company Budget) to develop and commercialize the Elan Technology or the Orasomal Technology, or products based thereon, [****], as provided in the Company's approved budgets, the [****] (a) [****] or (b) [****]. Subsequent to such an event, [****] (the "Revised Interest"). The [****]. In no event shall such [****], if any, cause [****].

9.8. In the event that (a) one Participant determines not to fund any amounts required to develop and commercialize a particular product based on the Elan Technology or Orasomal Technology or project based thereon, as opposed to generally failing to fund as described under
         Section 9.7, above, and (b) the other Participant desires to fund such product or project, [****]

**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         [****].

                                    CLAUSE 10

                        TECHNICAL SERVICES AND ASSISTANCE

10.1 [****], the Company shall contract with Orasomal, Endorex or Elan, as the case may be, to perform such other services as the Company may require, other than those specifically dealt with in the Orasomal License Agreement and the Elan License Agreement. In determining which Party should provide such services, the Management Committee shall take into account the respective infrastructure and experience of Elan, Endorex and Orasomal. Nothing in this Clause 10.1 shall be deemed to prohibit the Company from contracting such required services from an Independent Third Party in the event that [****].

10.2 The Company shall, if appropriate, conclude an administrative support agreement with Elan and Orasomal on such terms as the parties thereto shall in good faith negotiate. The management services required include, but are not limited to, one or more of the following management services which shall be requested by the Company:

         (i)   accounting, financial and other services;

         (ii)  tax services;

         (iii) insurance services;

         (iv)  human resources services;

         (v)   legal and company secretarial services;

         (vi)  patent and related intellectual property services; and

         (vii) all such other services consistent with and of the same type as those services to be provided pursuant to this Agreement, as may be required.

10.3 If Elan or Orasomal so requires, Orasomal or Elan, as the case may be, shall receive, at times and for periods mutually acceptable to the parties, employees of the other party (such employees to be acceptable to the receiving party in the matter of qualification and competence) for instruction in respect of the Elan Technology or the Orasomal Technology,

**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         as the case may be, as is necessary to further the Research and Development Programs.

10.4 The employees received by Elan or Orasomal, as the case may be, shall be subject to obligations of confidentiality no less stringent than those set out in Clause 19 and such employees shall observe the rules, regulations and systems adopted by the Party receiving the said employees for its own employees or visitors.

                                    CLAUSE 11

                               SUPPLY ARRANGEMENTS

11.1 [****] and similarly-situated companies; provided, further, that in the event that the Company shall [****], and [****], the Company shall [****], so long as such [****] is not a [****].

                                    CLAUSE 12

                      PROCEEDINGS OF DIRECTORS AND CHAIRMAN

12.1 The board of directors of the Company shall consist of three members as follows: the Elan Director, the Endorex Director and an independent director, mutually satisfactory in fitness of character and business and industry experience, to each of Elan and Endorex.

12.2 As of the date hereof, the Endorex Director shall be the chairman of the Company's board of directors.

12.3 The Chairman appointed under Clause 12.2 shall retire as Chairman at the first Annual Meeting of the Company to be held no later than June 30, 1999. Thereafter, each Participant, beginning with Elan, shall have the right, exercisable alternatively, of nominating one of the Directors to be Chairman of the Company for a period of one year. The Chairman shall hold office until the termination of the next Annual Meeting following his appointment. If the Chairman is unable to attend any meeting of the board, the Director of the same designation shall be entitled to appoint another director to act as


**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         Chairman in his place at the meeting.

                                    CLAUSE 13

                    MATTERS REQUIRING PARTICIPANTS' APPROVAL

13.1 In consideration of Orasomal and Elan agreeing to enter into the License Agreements, the Parties hereby agree that neither the Company nor any Subsidiary of the Company shall, without the prior approval of each of the Participants:

         (i)      engage in any activity other than the Business;

         (ii) sell the principal assets, undertaking or Business of the Company;

         (iii) borrow any sum (except from the Company's bankers in the ordinary and proper course of the Business) in excess of a maximum aggregate sum outstanding at any time of [****];

         (iv) make any loan or advance or give any credit (other than normal trade credit) in excess of [****] to any Person;

         (v) give any guarantee or indemnity to secure the liabilities or obligations of any Party other than those which it is usual to give in the ordinary course of a business similar to the Business;

         (vi) enter into any contract, arrangement or commitment involving expenditure on capital account or the realization of capital assets if the amount or the aggregate amount of such expenditure or realisation by the Company and all of the Subsidiaries of the Company would exceed [****] in any one year or in relation to any one project, and for the purpose of this paragraph the aggregate amount payable under any agreement for hire, hire purchase or purchase on credit sale or conditional sale terms shall be deemed to be capital expenditure incurred in the year in which such agreement is entered into;

         (vii) issue any unissued Shares or create or issue any new shares, or alter any rights attaching to the Company's capital stock;

         (viii) create, acquire or dispose of any Subsidiary or of any shares in any Subsidiary;

**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         (ix) enter into any partnership or profit sharing agreement with any Person other than arrangements with trade representatives and similar Persons in the ordinary course of business;

         (x) issue any debentures or other securities convertible into shares or debentures or any share warrants or any options in respect of Shares;

         (xi) acquire, purchase or subscribe for any shares, debentures, mortgages or securities (or any interest therein) in any company, trust or other Person;

         (xii)    adopt any employee benefit program or incentive schemes;

         (xiii) engage any new employee of the Company at remuneration which could exceed the rate of [****] per annum;

         (xiv) pay any remuneration to Directors by virtue of holding such office;

         (xv) licence or sub-licence any of the Elan Technology, Orasomal Technology, Company Program Technology, Elan Program Technology or Orasomal Program Technology;

         (xvi) amend or vary the terms of the Orasomal Licence Agreement or the Elan Licence Agreement; and

         (xvii)   to undertake a Research and Development Program;

         (xviii) file an amendment to the Company's certificate of incorporation or alter the by-laws;

         (xix)    alter the number of the Company's directors.

                                    CLAUSE 14

                          THE BUSINESS PLAN AND REVIEWS

14.1 The Directors shall meet as soon as reasonably practicable after the date hereof and in any event within 30 days of signing this Agreement, to agree and approve the Business Plan and operating budget for the initial Financial Year. Thereafter the Directors shall reach

**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         agreement on each subsequent Financial Year operating budget at least 30 days prior to the commencement of each respective Financial Year.

14.2 The Participants agree that the Management Committee shall submit to the Directors, on 15th February, 15th May, 15th August and 15th November, or as soon as reasonably practicable thereafter in each Financial Year, a report on the performance of the business activities of the Company and the Directors shall hold such meeting as may be necessary to review the performance of the Company against the Business Plan for the relevant year of trading.

                                    CLAUSE 15

                        TRANSFER OF OR PLEDGING OF SHARES

15.1 Neither EIS nor Endorex shall, directly or indirectly, sell, assign, pledge, encumber, hypothecate or otherwise transfer (in each case, a "Transfer") any Shares except in accordance with this Agreement. The Company shall not, and shall not permit any transfer agent or registrar for the Shares to, transfer upon the books of the Company any Shares from any stockholder to any Transferee (as hereinafter defined), in any manner, except in accordance with this Agreement, and any purported transfer not in compliance with this Agreement shall be void.

15.2 In the event a stockholder shall Transfer any Shares (including any such Shares acquired after the date hereof) to any Person (all Persons acquiring Shares from a stockholder, as described in this Clause 15, regardless of the method of transfer, shall be referred to collectively as "Transferees" and individually as a "Transferee") in accordance with this Agreement, such Shares shall nonetheless bear legends as provided in the Company Subscription Agreement of; provided, however, that the provisions of this Clause 15.2 shall not apply in respect of a sale of Shares in a registered public offering under the Securities Act of 1933, as amended (the "SECURITIES ACT") or pursuant to Rule 144, or any successor rule under the Securities Act.

15.3 Notwithstanding any other provision of this Agreement, no stockholder shall, directly or indirectly, Transfer any Shares at any time if such action would constitute a violation of any federal or state securities or blue sky laws or a breach of the conditions to any exemption from registration of Shares under any such laws or a breach of any undertaking or agreement of such stockholder entered into pursuant to such laws or in connection with obtaining an exemption thereunder.

14.4 No stockholder shall effect a Transfer of Shares unless such Transferee shall agree to be bound by this Agreement, and shall further agree to permit EIS or Endorex, as applicable, to act on their behalf in accordance with the provisions of this Agreement.

                                    CLAUSE 16

                                    DISPUTES

16.1 Disputes among the members of the R&D Committee (each such event, a "Program Dispute") which cannot be resolved by consensus shall be forwarded to the Management Committee for discussion and resolution, by filing of a notice of dispute from the R&D Committee to the Management Committee.

16.2 In the event that the members of the Management Committee, after reasonable consideration, cannot resolve a Program Dispute within 10 days of receipt of a notice as described in Clause 16.1, such Program Dispute shall be forwarded to the board of directors for discussion and resolution, by submission of a letter from the Management Committee to the Chairman of the board of directors detailing the issue in dispute and the position of each party in relation thereto.

16.3 Disputes under this Agreement among members of the Management Committee (each such event a "Management Dispute"; together with a Program Dispute, a "Dispute"), which cannot be resolved by consensus shall also be forwarded to the board of directors for discussion and resolution, by submission of a letter from the Management Committee to the Chairman of the board of directors detailing the issue in dispute and the position of each party in relation thereto.

16.4 In the event of submission of a letter accordance with Clause 16.2 or 16.3, the members of the board of directors shall convene in person or via telephone conference within 10 days in order to discuss the Dispute. After discussion and consideration, resolution of the Dispute shall be decided by a majority vote of the board of directors.

16.5 In the event that the board is unable to resolve a Dispute, the Chairman shall refer the matter to an expert (the "Expert"), mutually acceptable to the Parties; or in the event that the Parties cannot so agree, a Panel (as defined below) in accordance with the procedures for such Panel as set forth below in Clause 16.9 below. In each case, the Expert shall be selected having regard to his suitability to determine the particular dispute or difference on which he is being requested to determine. The Expert shall afford each Party a reasonable opportunity, in writing or orally, to state its respective reasons in support of such contentions as each Party may wish to make relative to the matters under consideration. The Expert shall give notice in writing of his determination to the Parties within such time as may be stipulated in his terms of appointment, or in the absence of such stipulation as soon as practicable, but in any event within three weeks from the reference of the Program Dispute to him.

16.6 The fees of each Expert shall be shared equally between the Parties. The Expert shall be entitled to inspect and examine all documentation and any other material which he may consider to be relevant to the Dispute.

16.7 Any [****] shall [****] on [****]; provided, however, that any [****] of a [****] based upon [****] shall be [****].

16.8 In no event shall the referral of a Dispute to the Expert supercede the requirement, as described in Section 2.6 of the Company Subscription Agreement or the provisions of Clause 12 of this Agreement, that both the Elan Director and Endorex Director, and where applicable the Participants, approve certain business decisions.

16.9 In the event that the board of directors is unable to agree upon an Expert, a panel of experts (the "Panel") shall be appointed as follows. The Elan Director and the Endorex Director shall each select one Expert, each in their sole discretion, using good faith to select an Expert with appropriate qualifications. Within 20 days of the appointment of such Experts, the two Experts so selected shall appoint a third Expert from a list of arbitrators provided by the American Arbitration Association (the "AAA"); provided, that in the event that the two selected Experts are unable to agree upon such third Expert within 20 days, any director of the Company may request the AAA to appoint such third Expert.

16.10 Notwithstanding Clause 16.9, each of the Elan Director and the Endorex Director shall be prohibited from selecting as an Expert any person who has or has had a material interest or relationship (i.e., through employment, stock ownership, business affiliation or otherwise) with a Party or any of its directors, officers or employees. Service as an Expert hereunder shall not constitute such a material interest or relationship in connection with the resolution of subsequent Disputes.

                                    CLAUSE 17

                                   TERMINATION

17.1 The Company shall continue to operate and exist for so long as its stockholders shall determine, and this Agreement and the Company Subscription Agreement shall govern such operation and existence until this Agreement shall be terminated in accordance with this


**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         Clause 17 (the "Term").

17.2 For the purpose of this Clause 17, a "Relevant Event" is committed by Elan or Endorex if:

         (i) it commits a material breach of its obligations under this Agreement and fails to remedy it within 60 days of being specifically required in writing to do so by the other Participant; provided, however, that if the breaching Participant has proposed a course of action to rectify the breach and is acting in good faith to rectify same but has not cured the breach by the 60th day, such rectifying period shall be extended by an amount of time as is reasonably necessary to permit the breach to be rectified;

         (ii) it ceases, wholly or substantially, to carry on its business, other than for the purpose of a reorganization, without the prior written consent of the other Participant (such consent not to be unreasonably withheld);

         (iii) the voluntary appointment of a liquidator, receiver, administrator, examiner, trustee or similar officer over all or substantially all of its assets under the laws of such Participant's state or country of incorporation;

         (iv) an application or petition for bankruptcy, corporate reorganization, composition, administration, examination, arrangement or any other procedure similar to any of the foregoing under the laws of such Participant's state or country of incorporation, is filed, and is not discharged within 90 days.

17.2 If either Participant commits a Relevant Event, the other Participant shall have in addition to all other legal and equitable rights and remedies hereunder, the right to terminate this Agreement upon [****] written notice; provided, that such written notice be given within [****] following the date that the other Participant becomes aware of the Relevant Event.

17.3 In the event that (a) a [****] shall [****] or more of the voting stock of Endorex, Orasomal or the Company, or [****] their management or business, or (b) any other person or entity shall [****] or more of the voting stock of Endorex, Orasomal or the Company, or otherwise [****] (or binding agreement in respect thereof) with any of such entities, [****], at the option of Elan, [****], so long as Elan shall [****] within [****] of the such event; provided, that the foregoing shall not apply in relation to [****] or [****] (each as described in the Company Subscription Agreement).

17.4 If, at any time, the Participants agree that the Company should be wound up or liquidated,

**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         the Parties shall ensure that, after all of the debts of the Company have been satisfied, the [****], as follows:

         (i)    [****]; and
         (ii)   [****]; and
         (iii)  [****], based upon [****];

         and/or the Parties further agree to negotiate in good faith, the terms for other arrangements, including cross licences, as may be necessary to enable Orasomal and Elan to exploit the technology of the other Party for the Field.

17.5 The Parties agree that in the event that Elan shall exercise its right [****] of the outstanding Shares, pursuant to its rights under the Elan
         Option:

         (i) the Orasomal Licence Agreement shall continue in full force and effect;

         (ii) the licence, if any, granted by the Company to Orasomal to use the Orasomal Program Technology outside the Field pursuant to this Agreement shall continue; and

         (iii) Orasomal shall remain entitled to a licence to the Company Program Technology outside the Field on terms to be agreed. If the Parties cannot agree such terms, the Parties shall refer the dispute to an Expert for resolution, as provided in Clause 16 hereof.

                                    CLAUSE 18

                              ADDITIONAL FINANCING

18.1 Each Participant shall use its reasonable efforts to procure that the requirements of the Company for working capital to finance the Business are provided proportionately to the shareholding held by the Participants (in the case of Elan, by its Affiliate EIS) in a manner to be agreed by the Participants. For the avoidance of doubt, the Participants agree that, [****], there is no [****] to contribute [****].

18.2 Each of the Participants agree that to the extent that the Company's assets are insufficient to repay the financial assistance made available by each of the Participants to the Company,

**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         whether directly or indirectly, in the event that the Company is wound up or goes into liquidation then any deficiency shall be borne by them in equal proportions.


18.3 If it is not possible to obtain sufficient financial assistance from the Participants, the Company can obtain borrowings or other funding from financial institutions and other similar sources on the most favourable terms reasonably obtainable as to interest, repayment and security.

                                    CLAUSE 19

                                 CONFIDENTIALITY

19.1 Each of the Parties acknowledge that it may be necessary, from time to time, to disclose to one another confidential and proprietary information, including without limitation, inventions, the Technologies, the Program Technologies, Improvements and the Patents relating thereto, works of authorship, trade secrets, specifications, designs, data, Know-How and other information, relating to the Field, [****], the MIT Agreement (as each is defined in, respectively, the Elan License Agreement and the Orasomal License Agreement), the terms of the various agreements between the Parties, the Products, processes, and services, of the disclosing Party ("CONFIDENTIAL INFORMATION").

         Confidential Information shall not be deemed to include:

         (i)      information that is in the public domain;

         (ii)     information which is made public by the disclosing Party;

         (iii) information which is independently developed by a Party without the aid or application of the Confidential Information;

         (iv) information that is published or otherwise becomes part of the public domain without any disclosure by a Party, or on the part of a Participant's directors, officers, agents, representatives or employees;

         (v) information that becomes available to a Party on a non-confidential basis, whether directly or indirectly, from a source other than another Party, which source, to the best of the receiving Party's knowledge, did not acquire this information on a

**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         confidential basis; or

         (vi) information which the receiving Party is required to disclose pursuant to:

                  (A) a valid order of a court or other governmental body or any political subdivision thereof or otherwise required by law; or

                  (B) other requirement of law; provided that if the receiving Party becomes legally required to disclose any confidential information, the receiving Party shall give the disclosing Party prompt notice of such fact so that the disclosing Party may obtain a protective order or other appropriate remedy concerning any such disclosure. The receiving Party shall fully co-operate with the disclosing Party in connection with the disclosing Party's efforts to obtain any such order or other remedy. If any such order or other remedy does not fully preclude disclosure, the receiving Party shall make such disclosure only to the extent that such disclosure is legally required.

19.2 Any Confidential Information revealed by a Party to another Party shall be used by the receiving Party exclusively for the purpose of fulfilling the receiving Party's obligations under this Agreement and for no other purpose.

19.3 Each of the Parties agrees to disclose Confidential Information of another Party only to those employees, representatives and agents requiring knowledge thereof in connection with their duties directly related to the fulfilling of the Party's obligations under this Agreement. Each of the Parties further agrees to inform all such employees, representatives and agents of the terms and provisions of this Agreement and their duties hereunder and to obtain their consent hereto as a condition of receiving Confidential Information. Each of the Parties agrees that it will exercise the same degree of care, but in no event less than a reasonable degree, and protection to preserve the proprietary and confidential nature of the Confidential Information disclosed by a Participant, as the receiving Party would exercise to preserve its own proprietary and confidential information. Each of the Parties agrees that it will, upon request of a Party, return all documents and any copies thereof containing Confidential Information belonging to or disclosed by, such Party.

19.4 Notwithstanding the above, each Party may use or disclose confidential information disclosed to it by another Party to the extent such use or disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, or making a permitted sub-license or otherwise exercising rights hereunder; provided, that if a Party is required to make any such disclosure of another Party's confidential information, other than pursuant to a confidentiality agreement, such disclosing Party shall inform the other Party thereof, and allow such other Party to participate in the disclosure process for the purpose of generally limiting, to the extent possible, such disclosure.

19.5 The provisions relating to confidentiality in this Clause 19 shall remain in effect during the Term, and for a period of [****] following the expiration or earlier termination of this Agreement.

19.6. The Parties agree that the obligations of this Clause 19 are necessary and reasonable in order to protect the Parties' respective businesses, and each Party expressly agrees that monetary damages would be inadequate to compensate a Party for any breach by another Party of its covenants and agreements set forth herein. Accordingly, the Parties agree and acknowledge that any such violation or threatened violation will cause irreparable injury to a Party and that, in addition to any other remedies that may be available, in law and equity or otherwise, a Party shall be entitled to obtain injunctive relief against the threatened breach of the provisions of this Clause 19, or a continuation of any such breach by another Party, specific performance and other equitable relief to redress such breach together with its damages and reasonable counsel fees and expenses to enforce its rights hereunder, without the necessity of proving actual or express damages.

                                    CLAUSE 20

                              PARTICIPANTS' CONSENT

20.1 Where this Agreement provides that any particular transaction or matter requires the consent, approval or agreement of any Participant, such consent, approval or agreement may be given subject to such terms and conditions as that Participant may impose and to which the other Participant shall agree and any breach of such terms and conditions by any Persons subject thereto shall ipso facto be deemed to be a breach of the terms of this Agreement.

                                    CLAUSE 21

                            PARTIES AND COMPANY BOUND

21.1 The Company undertakes with each of the Parties to be bound by and comply with the terms and conditions of this Agreement insofar as the same relate to the Company.

21.2 Each Party undertakes with the others to exercise its part in relation to the Company so as to

**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

         ensure that the Company fully and promptly observes, performs and complies with its obligations under this Agreement.

                                    CLAUSE 22

                                      COSTS

22.1 Each Party shall bear its own legal and other costs incurred in relation to preparing and concluding this Agreement and the related agreements and other documents.

22.2 All costs, legal fees, registration fees and other expenses, including the costs and expenses incurred in relation to the incorporation of the Company, shall be borne by the Company.

                                    CLAUSE 23

                                     GENERAL

23.1     GOOD FAITH

         Each of the Parties hereto undertakes with the others to do all things reasonably within its power which are necessary or desirable to give effect to the spirit and intent of this Agreement.

23.2     FURTHER ASSURANCE

         The Parties hereto shall use their respective reasonable efforts to procure that any necessary third party shall do, execute and perform all such further deeds, documents, assurances, acts and things as any of the Parties hereto may reasonably require by notice in writing to the others to carry the provisions of this Agreement into full force and effect; including, without limitation, the execution of any documents required to ensure the assignment of the Technologies, as described in Clause 6.1. In addition, each of Elan and Endorex shall cooperate and make reasonably available to the Company (including its authorized agents and representatives) all assistance reasonably necessary or appropriate to enable the Company to prepare, file, prosecute and maintain Patents or other Intellectual Property Rights related to the Technologies or the Company Program Technology, throughout the Territory.

23.3     NO REPRESENTATION

         Each of the Parties hereto hereby acknowledges that in entering into this Agreement it has not relied on any representation or warranty save as expressly set out herein or in any document referred to herein.

23.4     EXERCISE OF POWERS

         Where either Participant is required under this Agreement to exercise its powers in relation to the Company to procure a particular matter or thing, such obligation shall be deemed to include an obligation to exercise its powers both as a Participant and as a Director (where applicable) of the Company and to procure that any Director appointed by it (whether alone or jointly with any other Person) shall procure such matter or thing.

23.5     FORCE MAJEURE

         Neither Party to this Agreement shall be liable for delay in the performance of any of its obligations hereunder if such delay results from causes beyond its reasonable control, including, without limitation, acts of God, fires, strikes, acts of war, or intervention of any relevant government authority, but any such delay or failure shall be remedied by such Party as soon as practicable.

23.6     RELATIONSHIP OF THE PARTICIPANTS

         Nothing contained in this Agreement is intended or is to be construed to constitute Elan and Endorex as partners, or Elan as an employee of Endorex, or Endorex as an employee of Elan. No Party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of another Party or to bind another Party to any contract, agreement or undertaking with any third party.

23.7     COUNTERPARTS

         This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute this Agreement.

23.8     NOTICES

         Any notice to be given under this Agreement shall be sent in writing in English by registered mail, airmail, reputable courier or recorded delivery post, or telecopied (with a confirmation copy promptly sent by mail) to:

         -  IF TO ELAN:        Elan Corporation, plc

                                Lincoln House
                                Lincoln Place
                                Dublin 2, Ireland
                                Telecopier: 011-353-1-662-4960
                                Attention:    Vice President & General Counsel
                                              Elan Pharmaceutical Technologies

         with a copy to:        Brock Fensterstock Silverstein & McAuliffe LLC
                                153 East 53rd Street
                                56th Floor
                                New York, New York  10022
                                Telecopier: (212) 371-5500
                                Attention: David Robbins

         -  IF TO ENDOREX:      Endorex Corp.
                                900 North Shore Drive
                                Lake Buff, Illinois  60044
                                Telecopier: 847-604-8570
                                Attention:    President

         -  IF TO ORASOMAL:     Orasomal Technologies, Inc.
                                900 North Shore Drive
                                Lake Buff, Illinois  60044
                                Telecopier: 847-604-8570
                                Attention:    President
         in the case of Endorex and Orasomal, with a copy to:

                                Brobeck Phleger & Harrison LLP
                                1633 Broadway
                                New York, New York 10019
                                Telecopier: (212) 586-7878
                                Attention: Richard Plumridge

         -  IF TO THE COMPANY:  Endorex Vaccine Delivery Technologies, Inc.
                                900 North Shore Drive
                                Lake Buff, Illinois  60044
                                Telecopier: 847-604-8570
                                Attention:     President

         with a copy to the non-notifying Parties; or to such other address(es) as may from time to time be notified by any Party to the others hereunder.

         Any notice sent by mail shall be deemed to have been delivered within seven working days after dispatch, any notice sent by reputable courier shall be deemed to have been delivered within two working days after dispatch and any notice sent by telecopy shall be deemed to have been delivered within 24 hours of the time of the dispatch. Notices of change of address shall be effective upon receipt.

23.9     GOVERNING LAW AND DISPUTES

         This Agreement shall be governed by and construed in accordance with the laws of New York and the Parties agree to submit to the jurisdiction of the courts of New York for the resolution of disputes hereunder, which the Parties have not otherwise agreed should be subject to the binding determination of an Expert or Panel, pursuant to the terms of this Agreement.

23.10    SEVERABILITY

         If any provision in this Agreement is agreed by the Parties to be, deemed to be or becomes invalid, illegal, void or unenforceable under any law that is applicable hereto, (i) such provision will be deemed amended to conform to applicable laws so as to be valid and enforceable or, if it cannot be so amended without materially altering the intention of the Parties, it will be deleted, with effect from the date of such agreement or such earlier date as the Parties may agree, and
         (ii) the validity, legality and enforceability of the remaining provisions of this Agreement shall not be impaired or affected in any way.

23.11    AMENDMENTS

         No amendment, modification or addition hereto shall be effective or binding on any Party unless set forth in writing and executed by a duly authorised representative of all Parties.

23.12    WAIVER

         No waiver of any right under this Agreement shall be deemed effective unless contained in a written document signed by the Party charged with such waiver, and no waiver of any breach or failure to perform shall be deemed to be a waiver of any future breach or failure to perform or of any other right arising under this Agreement.


23.13    ASSIGNMENT

         [****].

23.14    NO EFFECT ON OTHER AGREEMENTS

         No provision of this Agreement shall be construed so as to negate, modify or affect in any way the provisions of any other agreement between any of the Parties unless specifically referred to, and solely to the extent provided, in any such other agreement. In the event of a conflict between the provisions of this Agreement and the provisions of the License Agreements or the Company Subscription Agreement, the terms of this Agreement shall prevail

23.15    SUCCESSORS

         This Agreement shall be binding upon and enure to the benefit of the Parties hereto, their successors and permitted assigns.



**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        IN WITNESS whereof, the Parties have executed this Joint Development & Operating Agreement on the date first set forth above.


ELAN CORPORATION, PLC


By:   /s/ Thomas G. Lynch
     -------------------------------
           Name:  Thomas G. Lynch
           Title: Director


ELAN INTERNATIONAL SERVICES, LTD.


By:   /s/ Kevin Insley
     -------------------------------
           Name:  Kevin Insley
           Title: President & CEO


ENDOREX CORP.


By:   /s/ Michael S. Rosen
     -------------------------------
           Name:  Michael S. Rosen
           Title: President/CEO


ORASOMAL TECHNOLOGIES, INC.


By:   /s/ Michael S. Rosen
     -------------------------------
           Name:  Michael S. Rosen
           Title: President/CEO


ENDOREX VACCINE DELIVERY TECHNOLGIES, INC.


By:   /s/ Michael S. Rosen
     -------------------------------
           Name:  Michael S. Rosen
           Title: President/CEO

                                   SCHEDULE 1


                             ELAN LICENSE AGREEMENT

                                   SCHEDULE 2

                           ORASOMAL LICENSE AGREEMENT

                                   SCHEDULE 3
                                LISTED COMPANIES


[*****]

(AS MAY BE AMENDED WITH MUTUAL AGREEMENT OF ALL THE PARTIES IN WRITING FROM TIME TO TIME)





**** REPRESENTS MATERIAL REACTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.